Post-Balance Sheet Events	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Post-balance sheet events	Post-balance sheet events
On July 1, 2023, new pension legislation ("Wet Toekomst Pensioenen" (WTP)) came into effect in the Netherlands, with an expected implementation required prior to January 1, 2028. In July 2025, the Trustee Board of the Stichting Shell Pensioen Fonds (“SSPF”), Shell's defined benefit pension fund in the Netherlands, formally accepted the transition plan to transition from a defined benefit pension fund to a defined contribution plan with effect from January 1, 2027, subject to the local funding level of the plan remaining above an agreed level (125%) during a predetermined transition period.

In accordance with asset ceiling principles, in the third quarter 2025, Shell will recognise an adjustment to reduce the pension fund surplus (June 30, 2025: $5,521 million) to nil, and recognise a liability for a minimum funding requirement estimated at $750 million, resulting in a loss in Other Comprehensive Income. In addition, a net deferred tax liability of $1,617 million will be unwound, leading to an overall net post-tax loss of $4,654 million recognised in Other Comprehensive Income resulting in an increase in gearing of 0.4 percentage points. Subsequently, at the date of transition and settlement (expected December 31, 2026), the surplus at that date will be de-recognised, resulting in an identified loss in the Consolidated Statement of Income. The extent to which the funding level will meet the agreed 125% threshold is subject to uncertainty and the asset ceiling recognised will continue to be monitored in accordance with IAS 19 Employee Benefits.